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                                                                   EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated December 8, 2001 in the company's Form 10-K for the year ended September 29, 2001 and to all references to our Firm included in this Registration Statement.


                                          /s/ Arthur Andersen LLP

Boston, Massachusetts

December 8, 2001